Related Party Transactions	9 Months Ended
Sep. 30, 2012
Notes to Financial Statements
Related Party Transactions

NOTE 10 - RELATED PARTY TRANSACTIONS

The Company does not lease or rent any property. Office services are provided without charge by a director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

During the quarter ended September 30, 2012, the Company has certain debts paid on behalf of the Company by Iconosys, a related party. The amount paid totaled $6,700 as of September 30, 2012 and has been recorded as amounts due to related party on the balance sheet.